UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 10, 2009

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Calamos Court
Naperville, Illinois (Address of Principal Executive Offices)	60563 (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01. Changes in Registrant’s Certifying Accountant	2
Item 9.01. Financial Statements and Exhibits	2
SIGNATURES	3
Exhibit Index	4
Press Release

Item 4.01 Changes in Registrant’s Certifying Accountant.
On August 10, 2009, the Audit Committee of the Board of Directors of Calamos Asset Management, Inc. (“Corporation”) appointed McGladrey & Pullen, LLP (“McGladrey & Pullen”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
During the Corporation’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through August 10, 2009, neither the Corporation nor anyone on its behalf consulted with McGladrey & Pullen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation that McGladrey & Pullen concluded was an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issue.
On August 10, 2009, the Audit Committee approved the dismissal of KPMG LLP as the Corporation’s independent registered public accounting firm effective as of that date. The audit reports of KPMG LLP on the Corporation’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Corporation’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through August 10, 2009, (i) there were no disagreements between the Corporation and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Corporation provided KPMG LLP with a copy of the above disclosures. A copy of the letter from KPMG LLP addressed to the Securities and Exchange Commission stating that KPMG LLP agrees with the statements set forth in this Item 4.01 related to KPMG LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated August 14, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: August 14, 2009	By:	/s/ Cristina Wasiak
Cristina Wasiak
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated August 14, 2009.